

Earnings Conference Call

3rd Quarter 2019

October 31, 2019

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "continues," "could," "estimates," "expects," "guidance," "intends," "potential," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investments; (b) the expense and risk of capital expenditures for utility infrastructure and ability to recover such costs; (c) changes in customer growth rates, loss of significant customers, and related changes in loads; (d) the impacts of changes in economic conditions, including on customer demand; (e) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena; (f) advancement of technologies that reduce customer demand or introduce new cyber security risks; (g) changes in tax laws and the availability of tax credits; (h) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (i) variable hydrological conditions or over-appropriation of surface and groundwater and the impact on generation from hydropower facilities; (j) the ability to acquire fuel and power from suppliers on reasonable terms; (k) accidents, fires, explosions, and mechanical breakdowns, that can damage the companies' assets and subject the companies to third party claims for damages; (l) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (m) outages of Idaho Power's generation or transmission systems or of any interconnected transmission system; (n) the ability to obtain debt and equity financing when necessary and on reasonable terms; (o) reductions in credit ratings and potential reduction in liquidity; (p) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (q) the magnitude of future benefit plan funding obligations; (r) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (s) employee workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; (t) the failure to comply with state and federal laws, regulations, and orders; (u) the inability to obtain or cost of obtaining and complying with government permits and approvals; (v) the cost and outcome of litigation, dispute resolution and regulatory proceedings; (w) the companies' failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber-attacks, terrorist incidents, or the threat of terrorist incidents, or other malicious acts, and acts of war; (x) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs; and (y) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today



Darrel Anderson
IDACORP President
& Chief Executive Officer



Lisa Grow
Idaho Power Company President



Steve Keen
IDACORP Senior Vice President,
Chief Financial Officer, & Treasurer

Earnings Performance

IDACORP, Inc. Net Income and Earnings Per Diluted Share

(Thousands Except for Per Share Amounts)

	Three Months Ended September 30		Nine Months Ended September 30	
	2019	2018	2019	2018
Net Income	$ 89,876	$ 102,231	$ 185,718	$ 200,661
Average shares outstanding – diluted	50,558	50,565	50,528	50,503
Earnings per diluted share	$ 1.78	$ 2.02	$ 3.68	$ 3.97

Q3 2018 to Q3 2019

IDACORP, Inc. Net Income (millions)

Net Income – For the Quarter Ended September 30, 2018		**$ 102.2**
Increase (decrease) in Idaho Power net income:		
Customer growth, net of associated power supply costs and power cost adjustment mechanisms	$ 5.5	
Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms	(8.6)	
Idaho fixed cost adjustment revenues	1.7	
Retail Revenues per mega-watt hour, net of associated power supply costs and power cost adjustment mechanisms	(1.0)	
Transmission wheeling-related revenues	(5.1)	
Other operations and maintenance expenses	4.4	
Other changes in operating revenues and expenses, net	0.6	
Prior period provision for revenue sharing with customers	1.5	
Decrease in Idaho Power operating income	(1.0)	
Earnings of equity-method investments	(2.5)	
Non-operating income and expenses	2.2	
Prior period tax benefit from remeasurement of deferred taxes	(5.7)	
Income tax expense (excluding prior period tax benefit from remeasurement of deferred taxes)	(5.2)	
Total decrease in Idaho Power net income		(12.2)
Other IDACORP changes (net of tax)		(0.1)
Net Income – For the Quarter Ended September 30, 2019		**$ 89.9**

Operating Cash Flows

(millions)

	Nine Months Ended September 30	
IDACORP	2019	2018
Net Cash Provided by Operating Activities	$ 287.0	$ 365.9

Liquidity

(millions)

	As of September 30, 2019	
	IDACORP[1]	Idaho Power
Revolving Credit Facility – Expires November 2022	$ 100.0	$ 300.0
Commercial Paper Outstanding	–	–
Identified for Other Use[2]	–	(24.2)
Total	$ 100.0	$ 275.8

[1] Holding company only.

[2] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

2019 Earnings Per Share Guidance & Estimated Key Financial & Operating Metrics

(Millions Except for Per Share Amounts)

	2019 Estimates	
	Current[(1)]	Previous[(2)]
IDACORP Earnings Per Diluted Share Guidance	$ 4.40 – $ 4.50	$ 4.35 – $ 4.50
Idaho Power Additional Amortization of Accumulated Deferred Investment Tax Credits	No Change	None
Idaho Power Operations & Maintenance Expense	$345 – $355	$ 350 – $ 360
Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction	No Change	$ 280 – $ 290
Idaho Power Hydroelectric Generation (MWh)	8.0 – 8.5	8.0 – 9.0

(1) As of October 31, 2019.

(2) As of August 1, 2019, the date of filing IDACORP's and Idaho Power's Quarterly Report on Form 10-Q for the quarter ended June 30, 2019.

Leadership Changes



Darrel Anderson
CEO
Lisa Grow
President
Adam Richins
Senior VP, & COO
Jeff Malmen
Senior VP, Public Affairs
Steve Keen
Senior VP, CFO & Treasurer
Brian Buckham
Senior VP & General Council
Ryan Adelman
VP, TDEC
Vern Porter
VP, retiring Jan. 1, 2020
Debra Leithauser
VP, Corporate Services & Communications
Ken Petersen
VP, Corporate Controller & CAO
Pat Harrington
Corporate Secretary
Sarah Griffin
VP, Human Resources
Bo Hanchey
VP, Customer Ops & Chief Safety Officer
Tess Park
VP, Power Supply
Tim Tatum
VP, Regulatory Affairs

Growth & Economic Expansion



Idaho Power Customer Growth
570,000
560,000
550,000
540,000
530,000
520,000
510,000
2.6%
2015
2016
2017
2018
Twelve Months Ended Sept. 30, 2019

amazon

PrefabLogic

Swire Coca-Cola, USA

Rite Stuff Foods Specialty Potato Products.

Agropur

Chobani

Cedar Ridge Dairy Products

Current Coal-fired Plant Shutdown Plan*


End Valmy Unit 1
Bridger Unit
End Valmy Unit 2
Bridger Units
2018
2019
2020
2021
2022
2023
2025
2026
2027
2030
2034
2035
Boardman Shutdown
Bridger Unit

*Idaho Power's planned shut down and timing of Jim Bridger units is subject to a number of assumptions and uncertainties described in the *2019 Integrated Resource Plan* and is subject to regulatory approval and change, including pending results from the planned 2019 IRP supplement.


Decreased Idaho Power Coal-fired Generation
MWh (millions)
8
7
6
5
4
3
55%
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

A Foundation of Clean Energy


Generation Sources and Capacities
Hydroelectric 1,706.0 MW
Coal 1,118.2 MW
Natural Gas 762.2 MW
Solar* 290 MW
Wind* 728 MW
Diesel 5.0 MW
4,609.4 MW
WASHINGTON
IDAHO
OREGON
WYOMING
NEVADA
UTAH
Boardman
Salmon
Payette
LG
Boise
Bennett Mountain
Danskin
Snake River
Pocatello
Twin Falls
Jim Bridger
North Valmy

*Idaho Power does not own or operate the solar and wind facilities portrayed on this map. However, the Company buys generation from these facilities under long-term power purchase agreements.

Record Customer Satisfaction

Idaho Power Ranked 2nd

in JD Power's

Electric Residential

Customer Satisfaction Study

In its West Midsize Segment for Second Year in a Row


REDUCTION FROM 2005 LEVEL
43%
2018
SAIFI
Average frequency of outages was 43% LOWER than 2005.
50%
2018
SAIDI
Average duration of outages was 50% LOWER than 2005.
RELIABILITY

Common Stock Dividend Growth

"IDACORP's Board of Directors has approved an annual dividend increase every year since 2012, resulting in a **cumulative average growth rate of over 9%**. These changes represent an overall increase of 123 percent in IDACORP's quarterly dividend over that period. Our customer and earnings growth have allowed us to increase the dividend to shareholders... management [currently] expects to recommend to the Board of Directors future annual increases... of 5 percent or more which would keep the company near the upper end of the current target payout ratio. However, **we expect to further discuss with the board the appropriate target payout ratio in mid-November**."

Darrel T. Anderson,
IDACORP President and Chief Executive Officer
September 20, 2019

Current Target Payout Ratio: 50-60%



$0.30
$0.33
$0.38
$0.43
$0.47
$0.51
$0.55
$0.59
$0.63
$0.67(1)
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Q4 2014
Q4 2015
Q4 2016
Q4 2017
Q4 2018
Q4 2019

Quarterly Dividend Per Share



123% increase in dividend rate
$1.20
$1.32
$1.52
$1.72
$1.88
$2.04
$2.20
$2.36
$2.52
$2.68(1)
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Q4 2014
Q4 2015
Q4 2016
Q4 2017
Q4 2018
Q4 2019

Annualized Dividend Per Share

(1) As announced Sept. 20, 2019. See IDACORP's most recent Annual Report on Form 10-K for a discussion of factors that may affect dividends.

Weather Outlook

November 2019 Through January 2020

Precipitation


EC
B
EC

- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation
- 50% Chance of Above Normal Precipitation
- 60% Chance of Above Normal Precipitation

Temperature


B

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% to 60% Chance of Above Normal Temperature
- 60% or Greater for Above Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, October 17, 2019

Contact Information

Investors & Analysts

Justin S. Forsberg
Director of Investor Relations & Treasury
(208) 388-2728
JForsberg@idacorpinc.com

Media

Jordan Rodriguez
Corporate Communications
(208) 388-2460
JRodriguez@idahopower.com